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                                                                     EXHIBIT 1.1


                           SIGHT RESOURCE CORPORATION

                               1,600,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                          , 1996
                                                              ------------



COMMONWEALTH ASSOCIATES
As Representative of the several Underwriters
733 Third Avenue
11th Floor
New York, New York 10017

Dear Sirs:

         Sight Resource Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement (this "Agreement") with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representative (in such capacity, the "Representative"), as set forth below.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 1,600,000 shares (the "Firm Securities") of the Company's Common Stock, par value $.0l per share (the "Common Stock"). The Company also proposes to issue and sell to the several Underwriters an option to purchase up to an additional 240,000 shares of Common Stock as set forth in Schedule 2 hereto (the "Option Securities") if requested by the Representative as provided in Section 3 of this Agreement. The Firm Securities and the Option Securities are referred to herein, collectively, as the "Securities."

         The Company proposes to issue and sell to the Representative, warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") for the purchase of an additional 160,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Representative Warrants are hereinafter referred to as the "Representative's Securities." The Firm Securities, the



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(1)      Plus an option to purchase from Sight Resource Corporation up to
         240,000 additional shares to cover over-allotments.
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Option Securities, the Representative's Warrants and the Representative's
Securities are more fully described in the Registration Statement and the Prospectus referred to below.

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-03219) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representative prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means: (x) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (y) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (z) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, such term means the prospectus included in the Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.




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                  (b) The Commission has not issued any order preventing or
suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.

                  (c) The Company is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (d) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Registration Statement. Each Subsidiary is a corporation duly organized,


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validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results of operations of such Subsidiary; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance; and, except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale, or liens related to or entitling any person to purchase or otherwise to acquire shares of the capital stock of, or other ownership in, each of the Subsidiaries; other than capital stock, there are no other ownership interests in any of the Subsidiaries. Other than with respect to the Subsidiaries, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization.

                  (e) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), and after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement. The capital stock of the Company conforms to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (f) The Company is the lawful owner of the Securities to be offered and sold by the Company hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, the Company will convey to the Underwriters good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                  (g) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (i) securities or


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obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (h) The consolidated financial statements and schedules of the Company and its Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its Subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and include all financial information required to be included by the Act. The selected financial data set forth under the captions "Selected Financial Data" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (i) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (j) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (k) The execution and delivery of the Representative's Warrant Agreement and the Representative's Warrants have been duly authorized by the Company and each of the Representative's Warrant Agreement, upon due execution and delivery thereof by the Company, and the Representative's Warrants, upon exercise thereof and payment therefor, shall be valid and binding obligations of the Company to issue and sell the number and type of securities of the Company called for thereby, enforceable against the Company in accordance with their terms. The Representative's Securities have been duly authorized and, when issued and delivered to and paid for, pursuant to the Representative's Warrant Agreement, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled to any preemptive or other rights to subscribe for any of the Representative's Securities.

                  (l) No legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its


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Subsidiaries are subject that are required to be described in the Registration
Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, to the best knowledge of the Company, after due inquiry, no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                  (m) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries.

                  (n) The issuance and sale of the Representative's Securities to the Representative by the Company pursuant to the Representative's Warrant Agreement, the compliance by the Company with other provisions of the Representative's Warrant Agreement and the consummation of the other transactions therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under states securities or blue sky laws and under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries.

                  (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident


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or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), management, business prospects, properties, net worth, or results of operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (p) The Company has not directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Company under this Agreement).

                  (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) neither the Company nor any of its Subsidiaries has purchased any of the Company's outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (r) Each of the Company and its Subsidiaries has good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and each of its Subsidiaries, and any real property and buildings held under lease by the Company and each of its Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and each of its Subsidiaries, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (s) No labor dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results


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of operations of the Company, except as described in or contemplated by the
Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (t) The Company owns or possesses, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its business, and neither the Company nor any of its Subsidiaries have received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (u) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew existing insurance coverage for it and its Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company or any of its Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (v) Each of the Company and its Subsidiaries possesses adequate authorizations, approvals, orders, licenses, certificates and permits (collectively, "Permits") issued by the appropriate federal, state and local regulatory authorities necessary to conduct their businesses as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and each of the Company and its Subsidiaries is and has been doing business in all material respects in compliance with all necessary Permits and all federal, state and local laws, rules and regulations; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company or any of its Subsidiaries, except as disclosed in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The disclosure in the Registration Statement and the Prospectus (or, if the Prospectus in not in existence, the most recent Preliminary Prospectus) concerning the effects of federal, state and local laws, rules and regulations on the business of the Company and each of its Subsidiaries as currently conducted and as contemplated did not or will not include any untrue statement of a material fact or omit to state


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any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (w) The Company and each of its Subsidiaries conduct, and will continue to conduct, their operations in a manner that will not subject them to registration as investment companies under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company or its Subsidiaries to become investment companies subject to registration under the Investment Company Act of 1940, as amended.

                  (x) The Company and each of its Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company or any of its Subsidiaries) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (y) Neither the Company nor any of its Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and each of its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their business, and the Company and each of its Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company or any of its Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (z) Each certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (aa) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded


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accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (bb) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any of its Subsidiaries have made any payment of funds of the Company or any of its Subsidiaries, or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (cc) The Company and each of its Subsidiaries are in material compliance with all applicable Federal, state and local environmental laws and regulations including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), and to the Company's knowledge under current law, there are no existing circumstances that would prevent, interfere with, or materially increase the cost of such compliance in the future.

                  (dd) Except as set forth in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no material claim under any Environmental Law, including common law, pending or threatened against the Company or any of its Subsidiaries and, to the Company's knowledge, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that would reasonably be expected to form the basis of any material claim against the Company or any of its Subsidiaries.

                  (ee) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its Subsidiaries.

                  (ff) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the shares, will not distribute any offering material in connection with the offering and sale of the shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         3. Purchase, Sale and Delivery of the Securities and the Representative's Warrants. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $__________ per share, the number of Firm


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Securities set forth opposite the name of such Underwriter in Schedule 1 hereto.
One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative shall request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representative for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company. Delivery of the documents, certificates and opinions described in Section 7 of this Agreement and payment for the Firm Securities shall be made at the offices of Parker
Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, 18th Floor, New York, New York 10036 and delivery of the Firm Securities shall be made at the offices of Commonwealth Associates, 733 Third Avenue, 11th Floor, New York, New York 10017 at 9:30 a.m., New York time, on __________, 1996, or at such other place, time or date as the Representative and the Company may agree upon or as the Representative may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date".
The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representative at the offices in New York, New York of the Company's transfer agent or registrar or Commonwealth Associates at least 24 hours prior to the Firm Closing Date.

                  (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, (i) the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within forty-five
(45) days after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representative may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representative but shall not be earlier than two business days or later than three business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representative and the Company may agree upon or as the Representative may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (c) It is understood that you, individually and not as the Representative, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                  (d) On the Firm Closing Date, the Company shall issue and sell to the Representative the Representative's Warrants, at an aggregate purchase price of $160, which, upon exercise, shall entitle the holders thereof to purchase an aggregate of 160,000 shares of Common Stock. The Representative's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the date of the Prospectus at an exercise price per share equal to 130% of the public offering price per share. The Representative's Warrant Agreement and form of Representative's Warrant shall be in the forms filed as exhibits to the Registration Statement.

         4. Offering by the Underwriters. Upon the Company's authorization of the release of the Firm Securities, the several Underwriters propose to offer such securities for sale to the public upon the terms set forth in the Prospectus. If the option set forth in Section 3(b) of this Agreement is exercised, then upon the Company's authorization of the release of the Option Securities, the several Underwriters propose to offer such securities for sale to the public upon the terms set forth in the Prospectus.

         5. Covenants of the Company. Except as otherwise stated below, the Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such prospectus, Term Sheet or any amendment to the Registration Statement of which the Representative shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not have given its consent. The Company will use its best efforts to prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representative or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and the Company will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representative of each such filing or effectiveness.

                  (b) The Company will advise the Representative, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the

Company will promptly notify the Representative thereof and, subject to Section 5(a) hereof, the Company will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide (i) to the Representative and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered, under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (B) 6:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 noon, New York City time, on such date, will deliver to the Representative, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representative may reasonably request for the purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (f) The Company will use its best efforts to have the Securities listed, subject to notice of issuance, on the Nasdaq National Market concurrently with the effectiveness of the Registration Statement.

                  (g) The Company will furnish to the Representative as early as practicable prior to the Firm Closing Date and the Option Closing Date, if any, but not later than two business days prior thereto, a copy of the latest available unaudited interim financial statements, if any, of the Company and each of its Subsidiaries which have been read by KPMG Peat Marwick LLP, as stated in their letter to be furnished pursuant to section 7(d) hereof.

                  (h) The Company, as soon as practicable, will make generally available to its securityholders and to the Representative a consolidated earnings statement of the Company and each of its Subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (i) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (j) The Company will not, directly or indirectly, without the prior written consent of the Representative, offer, issue, sell, offer to sell, contract to sell, grant any option for sale of or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any securities of the Company for a period of 180 days after the date of the Prospectus, except the (i) Firm Securities, (ii) Option Securities, if any, (iii) Representative's Warrants and Representative's Securities, and (iv) any grants of options and issuances of Common Stock upon exercise thereof pursuant to the Company's 1992 Employee, Director and Consultant Stock Option Plan.

                  (k) The Company will not for 180 days from the date of the Prospectus file any registration statement relating to the offer or sale of the Company's securities (including any registration statement on Form S-8 and Form S-4).

                  (l) The Company will obtain the agreements described in
Section 7(f) hereof prior to the Firm Closing Date.

                  (m) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (n) The Company will not issue press releases or engage in any other form of publicity through and including 25 days after the Registration Statement becomes effective without the prior written consent of the Representative, other than normal and customary releases issued in the ordinary course of the Company's business.

                  (o) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company or any of its Subsidiaries shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (p) During the period of five years hereafter, the Company will furnish to the Representative (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and
(ii) from time to time such other information concerning the Company as the Representative may request.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of the Company's obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement, the Representative's Warrant Agreement, the Agreement Among Underwriters, dated ___________ __, 1996, among the Representative, the Underwriters and certain other parties thereto, the Selected Dealer Agreement, dated _____________ __, 1996, among the Representative, the Underwriters and certain other parties thereto, and any blue sky memoranda, (b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (d) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto in an amount not to exceed $20,000, (f) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (g) any quotation of the Securities on the Nasdaq National Market relating to the Securities, (h) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representative to be paid for by the Underwriters) and (i) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representative to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its or their part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representative's sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                  (a) If the Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 11:00 a.m., New York time, on the date on which the amendment to the Registration Statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Representative; if required, the Prospectus or any Term sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representative shall have received an opinion, dated the Firm Closing Date, of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, to the effect that:

                           (i) The Company is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company; and the Company has full power (corporate and other) to enter into this Agreement, the Representative's Warrant Agreement and the Representative's Warrants and to carry out all the terms and provisions hereof and thereof to be carried out by it.

                           (ii) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Registration Statement. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not result in a material adverse change in the condition (financial or other), management, business prospects, properties, net worth or results of operations of such Subsidiary; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance; and, except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale, or liens related to or entitling any person to purchase or otherwise to acquire shares of the capital stock of, or other ownership interest in, each of the Subsidiaries; other than capital stock, there are no other ownership interests in any of the Subsidiaries. Other than with respect to the Subsidiaries, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization.

                           (iii) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; except as set forth in the Prospectus, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement; and the capital stock of the Company conforms to the description thereof contained in the Prospectus.

                           (iv) the execution and delivery of the
         Representative's Warrant Agreement and the Representative's Warrants have been duly authorized by all necessary corporate action of the Company and have been duly executed and delivered by the Company; the Representative's Warrant Agreement and the Representative's Warrants are valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, enforceable against the Company in accordance with their terms; the Representative's Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for pursuant to the Representative's Warrant Agreement, will be validly issued, fully paid and nonassessable; and no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Representative's Securities.

                           (v) the issuance and sale of the Representative's Securities to the Representative by the Company pursuant to the Representative's Warrant Agreement, the compliance by the Company with other provisions of the Representative's Warrant Agreement and the consummation of the other transactions therein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of its Subsidiaries;

                           (vi) the statements set forth under the heading "Description of Securities" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", "Principal Stockholders", "Certain Relationships and Related Transactions", and "Description of Securities" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                           (vii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                           (viii) (A) no legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries are subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of its Subsidiaries with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                           (ix) Each of the Company and its Subsidiaries possesses adequate Permits issued by the appropriate federal, state and local regulatory authorities necessary to conduct their businesses as described in the Registration Statement and the Prospectus, and each of the Company and its Subsidiaries is and has been doing business in all material respects in compliance with all necessary Permits and all federal, state and local laws, rules and regulations; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition (financial or other), management, business prospects, properties, net worth or results of operations of the Company or any of its Subsidiaries. The disclosure in the Registration Statement and the Prospectus concerning the effects of federal, state and local laws, rules and regulations on the business of the Company and each of its Subsidiaries as currently conducted and as contemplated did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (x) the issuance, offering and sale of the Firm Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of its Subsidiaries;

                           (xi) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission; and

                           (xii) the Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder.

Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Representative shall have received an opinion, dated the Firm Closing Date, of Parker Chapin Flattau & Klimpl, LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Representative shall have received from KPMG Peat Marwick LLP, a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                           (i) they are independent accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

                           (ii) in their opinion, the audited financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                           (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited financial statements of the Company and its Subsidiaries as indicated in their report included in the Registration Statement and the Prospectus, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and of each of its Subsidiaries and inquiries of certain officials of the Company and of each of its Subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                           (A) the unaudited financial statements of the Company
                  included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and

                           (B) at a specific date not more than five business
                  days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or any of its Subsidiaries or any decreases in net current assets or stockholders' equity of the Company or any of its Subsidiaries, in each case compared with amounts shown on the March 31, 1996 unaudited balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net sales, cost of goods sold, selling expenses, general and administrative expenses, operating income, interest expense, income before income taxes, provision for income taxes, net income or net income per share of the Company or any of its Subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

                           (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and each of its Subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Prospectus Summary", "Risk Factors", "Capitalization", "Price Range of Common Equity and Dividend Policy", "Selected Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", "Principal Stockholders" and "Certain Relationships and Related Transactions", have compared such amounts, percentages and financial information with such records of the Company and each of its Subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

         In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company and each of its Subsidiaries as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (e) The Representative shall have received a certificate, dated the Firm Closing Date, of Mr. William G. McLendon, President and Chief Executive Officer of the Company and

Mr. Alan MacDonald, Vice President, Finance and Administration of the Company to the effect that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                           (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries have sustained any material loss or interference with their business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its Subsidiaries except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto); and

                  (f) The Representative shall have received from each person who is an officer, director or beneficial owner of 5% or more of the Company's outstanding Common Stock, an agreement to the effect that such person will not offer, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any securities of the Company or other rights to purchase any securities of the Company, other than the Option Securities, if any, for a period of 180 days from the date of the Prospectus without the prior written consent of the Representative.

                  (g) On or before the Firm Closing Date, the Representative and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (h) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

                  (i) On or before the Firm Closing Date, the Company shall have executed and delivered to the Representative the Representative's Warrant Agreement in the form filed as an exhibit to the Registration Statement, and the Representative's Warrants, in the form filed as an exhibit to the Registration Statement, in such denominations and to such designees as shall have been provided to the Company.

                  All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Underwriters. The Company shall furnish to the Representative such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative and counsel for the Underwriters shall reasonably request.

                  The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                           (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                           (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company or any such controlling person of the Company may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representative shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representative by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                           (i) the Company or any of its Subsidiaries shall have, in the sole judgment of the Representative, sustained any material loss or interference with their business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or other), managment, business prospects, properties, net worth or results of operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                           (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange or market system;

                           (iii) a banking moratorium shall have been declared by New York, Massachusetts or United States authorities; or

                           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

         12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representative to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Commonwealth Associates, 733 Third Avenue, 11th Floor, New York, New York 10017; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 67 South Bedford Street, Burlington, MA 01803, Attention: William G. McLendon, President.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.


                                        Very truly yours,

                                        SIGHT RESOURCE CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


COMMONWEALTH ASSOCIATES

By:  COMMONWEALTH ASSOCIATES MANAGEMENT
     COMPANY, INC., General Partner


By:
   -------------------------------------
   Name:
         -------------------------------
   Title:
          ------------------------------

For itself and as Representative.

                                   SCHEDULE 1

                          UNDERWRITERS; FIRM SECURITIES


                                                              Number of Firm
                                                              Securities to
Underwriter                                                    be Purchased
- -----------                                                    ------------
Commonwealth Associates...........................




                                                                ---------
Total.............................................              1,600,000

                                   SCHEDULE 2

                         UNDERWRITERS; OPTION SECURITIES


                                                          Number of Option
                                                           Securities to
Underwriter                                                be Purchased
- -----------                                                ------------
Commonwealth Associates.......................




                                                              -------
Total.........................................                240,000